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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement on Form S-1, of our report dated March 28, 2007, relating to the financial statements of Information Services Group, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ Rothstein, Kass & Company, P.C.
Roseland, New Jersey
February 4, 2008

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM